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Tecogen®

Advanced Modular CHP Systems


InVerde
100
CAUTION

NASDAQ: TGEN

Safe Harbor Statement

This presentation included forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934. Such statements include declarations regarding the intent, belief, or current expectations of the Company and its management. Prospective investors are cautioned that any such forward looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially and adversely affect actual results as identified from time to time in the Company's SEC filings. Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.

Tecogen

Revolutionizing Distributed Generation

Tecogen Core Business

- Build, Sell, Install, and Service Advanced, Modular Combined Heat and Power (CHP) Systems
- Proprietary Technology
- Industry Leader

Other Build/Sell/Service Business

- Gas Driven Chillers
- Gas Driven Heat Pumps (Ilios)
- Ultra Emission Retrofit Kits
- Turnkey Installation Services



Fossil Fuel Power Plant
Fuel 100%
Wasted Energy 60-70%
Electricity
Useful Electricity 30-40%



Tecogen CHP System
Fuel 100%
InVerde 100
Usefull heat
Electricity
Useful Heat & Electricity 90%

Heat, Power and Cooling that is Cheaper, Cleaner, and More Reliable

Tecogen®
Advanced Modular CHP Systems

Market Opportunity

Dramatic Improvements in DG Technology

Unique Benefits	Market Resurgence	Financial Strengths
▪ Driven by High electric, low gas prices ▪ Dramatic, long-term savings ▪ Differentiated technology	▪ Significant growth in large markets (NY, CA) ▪ Historic market barriers eliminated ▪ Business model unaffected by recent changes in energy prices	▪ Excellent margins ▪ Increasing revenues ▪ Service backlog ▪ Substantial scalability
▪ Tecogen deliver strong ROI to Diverse Market Applications	▪ Stringent emission standards require Ultra Low Emission System	▪ Proprietary technology backed by domestic & international patents

The Company

Origins

- Thermo Electron Research Center (now Thermo Fisher Scientific)
- Long associations with US natural gas industry and national labs


Service Centers
CHP
Chiller

Key Stats

- Headquartered in Massachusetts
  - 75 Employees
- Nine service centers
  - ~ 50% of company revenue
- 2000+ units shipped
  - Domestic/international
  - Product pricing $50-300k
- Revenue: $19.3 M (2014)


Tecogen
Advanced Modular CHP Systems
45 First Avenue

CHP Fundamentals

- CHP is an efficiency measure
- Basis is intrinsic low efficiency of central station power
  - Approximately 30-40%
  - Highly resistant to improvement
- CHP relocates power generation to onsite
  - Waste heat purposefully used
  - Efficiency increased two fold (90%)
  - Energy costs sharply reduced
- Appeal has broadened
  - Carbon mitigation, grid relief, backup power, etc.



Natural Gas
Patented Emissions
Exhaust Gases
Hot Water Output
Gas Fuel
TecoDrive Engine
Electrical Output
Generator
Inverter
Heat
Electricity
Patented Generator
Patented Inverter

CHP Economics

- High electric rates, low gas rates drive CHP, Chiller savings
  - Electric rates are primary driver
  - Gas rates secondary
  - High efficiency is essential
- Demand reduction contribute to savings
  - Punitive demand charges during peak use
  - Several demand charges layer together
- Ilios product hedges high gas prices
  - Ilios has highest savings when gas prices are high
  - Strong markets in remote/island geographies (high propane costs)


Annual Avg. Electric Prices: Commercial
New York
2013 Electric Rate: $0.16
Electric Rate ($/kwh)
2003 = $0.12
NY Average annual inflation rate: 5%
Year


Henry Hub Natural Gas Spot Price
15
12.50
10
7.50
5
1.97
0
2008
2009
2010
2011
2012
Created Apr 27 2012, 6:54PM EDT
Powered by YCHARTS

Tecogen

Advanced Modular CHP Systems

Other CHP Drivers

- Resiliance to Grid Failure
  - Aging grid infrastructure
  - Congested sub-stations
  - Storm, natural disaster vulnerability
  - Terrorism concerns
- CHP Better suited for urban environments
  - Wind, Solar not practical
  - Fuel cells cost prohibitive
- Environmental Benefits
  - Reduces Carbon footprint by 50%
  - Ultra low criteria emissions (CO, NO_x) <u>on par with Fuel Cell</u>
- Modular Installation
  - Easier to locate
  - Sequential capacity increases






Kammer transformer

Product Suite

CHP Modules


InVerde
100



Electricity & Heat

TECOCHILL Water Chillers





Cooling & Heat

Ilios Water Heaters


Ilios


Ilios

2-3x Heat Efficiency

Ultra-low Emission Kits



InVerde Product Features

Economic Comparison

Features

- 100 kW base machine
- Widely deployed to 1.2 MW (no limit)
- Ultra Emissions compliant with CA standards
- Power converter certified as "utility" safe (UL 1741)
- Fast-track permitting
- Unique micro-grid system capability
  - Fully operational during blackouts
  - Standard feature

$ (000s) / yr	65 kW Microturbine	200 kW Fuel Cell	Tecogen InVerde
Revenue Energy Delivered	$87	$207	$137
Recurring Costs Fuel/Maintenance	$60	$161	$86
Installed Cost	$162	$1,264	$219
Simple Payback (Years)	6.03	27.50	4.24
Black Start operation control	Batteries ($ not included)	Batteries ($ not included)	Standard

Source: EPA Catalog of CHP Technologies


InVerde
100

Tecogen®

Advanced Modular CHP Systems

TECOCHILL Product Features

Economic Comparison (800 ton)

Features

- Significant savings over electric chillers
  - Electric tariffs especially punitive to electric chillers
  - Gas engines = lower operating costs
- Installation, operation well known
  - Same maintenance, operation as electric chillers
- Engine's hot water available for heating process
- Widely deployed
  - US, Mexico, International
- Tecogen Has No Competition
  - Only gas engine chiller manufacturer

$ (000s) / yr	Std Efficiency Electric Chiller	High Efficiency Electric Chiller	Tecochill (2 x 400)
Electricity	$144	$93	$36
Peak Demand Charge	$94	$94	$16
Maintenance	$22	$22	$40
Gas	$ 0	$0	$16
Total Cost	$ 260	$209	$108

* Install costs same for all

TECOCHILL®

Gas Engine Driven Chillers





Ilios High Efficiency Water Heating

2-3x Efficiency of Conventional Boiler

Features

- Ilios 64% owned by Tecogen
- Commercial products in 2012
- Displaces expensive boiler use
- High efficiency engine
- Water Source Unit Gaining Traction
  - Simultaneous heating and cooling
  - Displaces expensive electric and fuel
  - Ideal for manufacturing, industrial sites
- 10 units already in 2015
  - 4 additional in backlog
  - Expect many more orders in 2015

$ (000s) / yr	Std Boiler & Electric Chiller	Electric Heat Pump	Ilios WS Heat Pump
Operation Cost	$36	$23	$10
Maintenance	$1	$0	$4
Total Cost	$ 37	$23	$14


Ilios
High Efficiency Water Heater


Ilios

Efficiency = 2-300 %

Tecogen®

Advanced Modular CHP Systems

Emission System

Features

- Patent Protected
- Third party verification
- Long-term tests
- Proven in a larger industrial engine (Caterpillar)
- Expanded to natural gas generators
- Shipments to NY, NJ, CA

Ultra Retrofit System

Tecogen CHP, Chillers, Ilios Systems	√ (2012)
Stationary Engines	√ (2014)
Natural Gas Generators	√ (2015)
Small industrial mobile engines	ant. 2016
Large industrial mobile engines	tbd
Natural gas vehicle fleets	tbd





Patented Advanced Ultra-Clean Emissions System

- Ultra-Clean Emissions is an option on all Tecogen products.
- Retrofit kit installed at water district pumping station.
- Opportunity - all gas water pumping in Southern California
- Retrofit kit functioning on a standby generator for a large Southern California customer.
- Opportunity – demand response and load shaving.

Compliant with New California Emissions

Criteria Pollutant Emissions by Source



70
60
50
40
30
20
10
0
PPM
Nitrious Oxides
Carbon Monoxide
CARB CO
CARB NOx
Tecogen Ultra
Fuel Cell
Engine BACT

Turnkey Business

Concept

- Successful program initiated in California
  - Upgrade service center to provide consulting and installation services
  - Utilize team of subcontractors charged with well-defined / familiar scope
  - Provide specialized engineering intelligence in less familiar areas
  - Utilize service center for onsite satisfaction
- Extraordinarily successful
  - High equipment utilization and customer satisfaction
  - Service group ownership of entire project
  - Revenue expanded

Expansion

- Northeast in 2013
- Southern Mid-Atlantic in 15
- Expanded staff
- Projects in MA, PA, NY, NJ, CA


Tecogen

Future Even More Promising

Confluence of Factors

Natural Gas

- Abundant supply
- Low cost
- Preferred fuel/low carbon content



Vulnerability of Electric Power Grid

- Exposed by natural disasters
- Prolonged/ widespread
- Outage security highly valued



Carbon Curtailment

- Transitioned into mainstream discussion
- Impact on policy is significant



Alternative and Renewables

- Marginal effectiveness
- Uneffected by reduced energy prices
- Savings based on the Spark Spread

Tecogen®
Advanced Modular CHP Systems

Financial Metrics

Revenues, Margins, Growth

Tecogen Revenue & Margins

- Three revenue streams
  - Product sales
  - Long-term service contract
  - Turnkey Installation through Tecogen service operations
- Low cost basis of products
  - Excellent margins for products and service
  - Lean Manufacturing Platform
- Total project revenue
  - Multiple of base product sale
  - Engineering services and assurance on correct installation

Revenue Contributions

		2014
Products:		
Cogeneration	$	5,364,810
Chiller		3,260,224
Total product revenue		8,625,034
Services		7,438,125
Installations		3,279,505
Total service revenue		10,717,630
Total revenue	$	19,342,664

Consistent Margin 35-40%

Sales and Marketing

Sales Network

- 8 FT Direct Sales (MA, CA, FL, NY, CT)
- Manufacturer Representatives
  - 30 Reps in 26 states/ 11 countries
  - Commision based
- Sales Agents
  - 10 Independent project developers
  - Commision based
- Energy Service Companies (ESCOs)
  - Large project developers
  - Key relationships with large ESCOs (e.g. JCI, Honeywell, Siemens, Ameresco)
- Supported by company employed applications and support engineers
- Sales include contracts (68%)
- Service centers provide turnkey services



Multi-Unit Residential 12%
Senior Homes 13%
Office Buildings 13%
Industrial 15%
Other 15%
Hospitals 14%
Schools 17%



Tecogen®
Advanced Modular CHP Systems

Product Deployment

Medical, Educational, Industrial, Commercial and Multi-Unit Dwelling


JAMAICA HOSPITAL MEDICAL CENTER





















Competitive Positioning

	CHP	TECOCHILL Chillers	Ilios Heating Systems
Competition	• Capstone, regional players	• York / Caterpillar (new) • Gas absorption	• No direct comparables • Conventional heaters
Strengths	• IP, cost, efficiency, emissions, microgrid	• IP, cost, efficiency, emissions	• IP, efficiency, emissions
Key Markets	• Strict emissions regulation • Interconnection barriers for conventional systems • Vulnerable grid • High electric rates	• Similar to InVerde • High demand charges	• High fuel prices

Tecogen®
Advanced Modular CHP Systems

Growth Strategy

Expansion in Existing Markets	▪ Possess strong technical advantages ▪ Markets largely untapped ▪ Superior value proposition
Expansion of Turnkey Service Centers	▪ Leverage experience to capture more revenue ▪ Become sole source for energy companies ▪ Bolster direct sales effort
Ilios Platform Commercialization	▪ Specialized marketing team ▪ Primary focus will be areas with high fuel cost
Leverage Emissions Innovation	▪ Develop retrofit business in California ▪ Expand regionally; partnered with gas utilities ▪ Partner with engine suppliers
Acquisition Targets	▪ Construction company to improve turnkey operations ▪ Heat pump manufacturer to accelerate Ilios markets ▪ Catalyst company to accelerate emissions projects

Management Team

John Hatsopoulos,
Co-Chief Executive Officer & Board Member

- CEO since the company's organization in 2000
- Co-Founder of Thermo Electron Corp., which is now Fisher Scientific (NYSE:TMO)
- As Thermo Electron CFO, grew company from a market capitalization of ~$100 million in 1980 to over $2.5 billion

Benjamin Locke,
Co-Chief Executive Officer

- Co-CEO since 2014, joined the company as General Manager in June of 2013.
- Prior to Tecogen, served as Director of Business Development and Governmental Affairs at Metabolix from 2001. Served as Vice President of Research at Innovative Imaging Systems prior to Metabolix.

David Garrison,
Chief Financial Officer, Secretary & Treasurer

- Chief Financial Officer since 2014.
- Over 20 years of manufacturing experience in the role of CFO. Both public and private companies from a variety of industries including medical device, defense and consumer products.

Robert Panora,
Chief Operating Officer & President

- COO and President since the Company's organization in 2000; COO of Ilios, subsidiary of Tecogen, since inception in 2009
- General Manager of Tecogen's Product Group since 1990 and Manager of Product Development, Engineering Manager, and Operations Manager of the Company since 1984

Tecogen®
Advanced Modular CHP Systems

Board of Directors

Angelina Galiteva,
Chairperson of the Board

- Chairperson of the Company since 2005
- Founder and Chair of the Board for the Renewables 100 Policy Institute, a non-profit entity dedicated to the global advancement of renewable energy solutions since 2008
- Chairperson at the World Council for Renewable Energy and Board member of the Governors of the California ISO.

John Hatsopoulos,
Co-Chief Executive Officer, Director

- CEO since the Company's organization in 2000
- Co-Founder for Thermo Electron Corp., what is now Thermo Fisher Scientific (NYSE: TMO)
- As Thermo Electron CFO, grew company from a market capitalization of ~$100 million in 1980 to over $2.5 billion

Earl Lewis,
Director

- Board member since 2014
- Chairman of Harvard Bioscience
- Trustee of Clarkson University
- History of managing companies through large growth cycles into successful organizations

Charles Maxwell,
Director, Chair of Audit Committee

- Company Board Member since 2001
- 40 years of energy sector specific experience with major oil companies and investment banking firms
- Former Senior Energy Analyst with Weeden & Co.
- Board member of the publicly traded companies Daleco Resources Corp., Lescarden Inc., and Chairman of American DG Energy, Inc.

Joseph Aoun,
Director

- Company Board Member since 2011
- Incumbent President of Northeastern University
- Recognized leader in higher education policy; serves on the Board of Directors of the American Council on Education, Boston Private Industry Council, Boston World Partnerships, Jobs for Mass, and the New England Council

Ahmed Ghoniem,
Director

- Company Board Member since 2008
- Ronald C. Crane Professor of Mechanical Engineering at MIT
- Director of the Center for 21st Century Energy and Head of Energy Science and Engineering at MIT
- Associate Fellow of the American Institute of Aeronautics and Astronautics

Tecogen
Advanced Modular CHP Systems

Contact Information



Company Information

Tecogen Inc.
45 First Avenue
Waltham, MA 02451

www.tecogen.com

Contact

John Hatsopoulos, Co-CEO
Tecogen Inc.
781.622.1122
John.Hatsopoulos@tecogen.com